UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2004

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9690 Deereco Road, Suite 100 Timonium, Maryland 21093 (410) 427-1700
(Address and telephone number of Registrant)

Item 5.  Other Events.

On March 15, 2004, Omega Healthcare Investors, Inc. (“Omega”) agreed to sell $200 million aggregate principal amount of 7% senior notes due 2014 (the “Notes”) in a private placement contemplating resales in accordance with Rule 144A under the Securities Act of 1933, as amended, pursuant to that certain Purchase Agreement, dated March 15, 2004 (the “Purchase Agreement”), among Omega, Deutsche Bank Securities Inc., UBS Securities LLC, Banc of America Securities LLC and the subsidiary guarantors named therein.  The Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

On March 16, 2004, Omega issued a press release announcing that it had agreed to sell the Notes.  A copy of Omega’s press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On March 22, 2004, Omega issued the Notes and entered into a new $125 million revolving senior secured credit facility (the “New Credit Facility”).  The Notes were issued pursuant to the Indenture, dated as of March 22, 2004 (the “Indenture”), among Omega, each of the subsidiary guarantors named therein, and U.S. Bank National Association, as trustee.  Pursuant to that certain Registration Rights Agreement, dated as of March 22, 2004 (the “Registration Rights Agreement”), among Omega, Deutsche Bank Securities Inc., UBS Securities LLC, Banc of America Securities LLC and the subsidiary guarantors named therein, the initial purchasers of the Notes have been granted certain registration rights with respect to the Notes.  The Indenture and the Registration Rights Agreement are attached to this Current Report on Form 8-K as Exhibits 10.2 and 10.3, respectively.

On March 22, 2004, Omega issued a press release announcing that it had closed the Notes offering and the New Credit Facility.  A copy of Omega’s press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

The Notes are unsecured senior obligations of Omega, which have been guaranteed (the “Guarantees”) by Omega’s subsidiaries.  The form of the Notes and the Guarantees are attached to this Current Report on Form 8-K as Exhibits 10.4 and 10.5, respectively.

The New Credit Facility is being provided by Bank of America, N.A., Deutsche Bank AG, UBS Loan Finance, LLC and GE Healthcare Financial Services pursuant to that certain Credit Agreement, dated as of March 22, 2004 (the “Credit Agreement”), among the Omega subsidiaries named therein (“Borrowers”), the lenders named therein, and Bank of America, N.A., as administrative agent.  Omega and its subsidiaries have guaranteed the obligations of the Borrowers under the Credit Agreement pursuant to that certain Guaranty, dated as of March 22, 2004 (“Guaranty”), given by Omega and the subsidiary guarantors named therein in favor of the Bank of America, N.A.  The New Credit Facility has been secured pursuant to that certain Security Agreement, dated as of March 22, 2004 (the “Security Agreement”), made by the Borrowers in favor of Bank of America, N.A.

The Credit Agreement, Guaranty and Security Agreement are attached to this Current Report on Form 8-K as Exhibits 10.6, 10.7 and 10.8, respectively.

Omega’s previous $225 million senior secured credit facility and $50 million acquisition credit facility have been terminated.

Item 7.  Exhibits.

10.1	Purchase Agreement, dated as of March 15, 2004, among Omega, Deutsche Bank Securities Inc., UBS Securities LLC, Banc of America Securities LLC and the subsidiary guarantors named therein.

10.2	Indenture, dated as of March 22, 2004, among Omega, each of the subsidiary guarantors named therein, and U.S. Bank National Association, as trustee.

10.3	Registration Rights Agreement, dated as of March 22, 2004, among Omega, Deutsche Bank Securities Inc., UBS Securities LLC, Banc of America Securities LLC and the subsidiary guarantors named therein.

10.4	Form of 7% Senior Notes due 2014 (see Exhibit A to the Indenture attached hereto as Exhibit 10.2).

10.5	Form of Subsidiary Guarantee relating to the 7% Senior Notes due 2014 (see Exhibit E to the Indenture attached hereto as Exhibit 10.2).

10.6

Credit Agreement, dated as of March 22, 2004, among OHI Asset, LLC, OHI Asset (ID), LLC, OHI Asset (LA), LLC, OHI Asset (TX), LLC, OHI Asset (CA), LLC, Delta Investors I, LLC, Delta Investors II, LLC, the lenders named therein, and Bank of America, N.A.

10.7	Guaranty, dated as of March 22, 2004, given by Omega and the subsidiary guarantors named therein in favor of the Bank of America, N.A.

10.8

Security Agreement, dated as of March 22, 2004, made by OHI Asset, LLC, OHI Asset (ID), LLC, OHI Asset (LA), LLC, OHI Asset (TX), LLC, OHI Asset (CA), LLC, Delta Investors I, LLC, Delta Investors II, LLC, in favor of Bank of America, N.A.

99.1	Press Release dated March 16, 2004.

99.2	Press Release dated March 22, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

	By:	C. Taylor Pickett
Name: C. Taylor Pickett
Title: Chief Executive Officer

Dated: March 26, 2004